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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                    --------

        Date of Report (Date of earliest event reported): October 4, 2007



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




            California               0-27122                94-2900635
  (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)        file number)       Identification Number)



                3011 Triad Drive                        94551
                 Livermore, CA                       (Zip Code)
    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.02  Compensatory Arrangements of Certain Officers

Adoption of Fiscal 2008 Executive and Senior Management Payment Plan
--------------------------------------------------------------------

     On October 4, 2007, the Board of Directors of Adept Technology, Inc. ("Adept" or the "Company") approved the adoption by the Company of the Executive and Senior Management Payment Plan for fiscal year 2008 (the "Payment Plan" or "Plan"). The Plan establishes the terms and targets of performance bonuses for Adept's executive officers and certain other senior management employees of the Company for the 2008 fiscal year. Under the Plan, executive performance bonuses are based on revenue and operating profit of the Company during fiscal 2008, and executive sales commissions are based upon applicable sales revenue. Non-sales commission awards ultimately granted under the Plan would consist of shares of restricted stock to be granted after completion of fiscal 2008 and issued under the Adept 2005 Equity Incentive Plan (the "2005 Plan"), to vest in equal monthly installments over a two year period. The Plan is not subject to the approval of Adept stockholders. The Company's Board and the Compensation Committee reserves the right to adjust or eliminate a bonus at any time or to grant bonuses to executives on a discretionary basis.

     The following table shows the minimum, target and maximum number of shares of restricted stock that could be awarded to the following individuals pursuant to the Plan for the performance period ending June 30, 2008:

-----------------------------------------------------------------------------------------------------

Name of Executive                  Minimum shares of       Target shares of        Maximum shares of
                                   Restricted Stock        Restricted Stock        Restricted Stock
-----------------------------------------------------------------------------------------------------

Robert Bucher                                0                   32,000                  45,714
Chief Executive Officer
-----------------------------------------------------------------------------------------------------

John Dulchinos                               0                   15,000                  21,000
President and Chief Operating
Officer
-----------------------------------------------------------------------------------------------------

Lisa Cummins                                 0                   12,750                  17,850
Vice President of Finance and
Chief Financial Officer
-----------------------------------------------------------------------------------------------------

Gordon Deans                                 0                   12,000                  18,000
Vice President, Business
Development
-----------------------------------------------------------------------------------------------------

     Mr. Joachim Melis, Adept's Vice President, Worldwide Sales, may receive quarterly commissions in cash under the Plan based on Adept's audited consolidated revenue for the fiscal year ended June 30, 2008. The Plan provides for sliding scale commissions ranging from 0.10% to 0.80% of Adept's revenue, with target commission for the fiscal year of approximately $112,000.

     The Plan is attached as Exhibit 10.1 hereto and is incorporated herein by this reference.

Amendment of Executive Compensation
-----------------------------------

     On October 4, 2007, the Board approved an increase to salary compensation for the Company's fiscal 2008 effective for the first pay period following the date of such approval, for Mr. Joachim Melis, and establishment of sales commission bonus targets as discussed above. Additionally, by adoption of the Plan disclosed above, the Company identified targets for each of its executive officers, as discussed above. A summary of executive compensation for Mr. Melis, as amended, is attached as Exhibit 10.2 hereto and is incorporated herein by this reference.

Amendment of 2005 Equity Incentive Plan
---------------------------------------

     On October 4, 2007, the Board of Directors of Adept approved an amendment to the 2005 Plan to increase the total number of authorized shares under the 2005 Plan by an additional 200,000 shares of Adept common stock and to include consultants in the group eligible to participate in grants under the 2005 Plan, subject to the approval of the stockholders of Adept. The proposed form of amended 2005 Plan will be filed with Adept's proxy statement for its 2007 Annual Meeting of Stockholders.

Amendment of Non-Employee Director Compensation
-----------------------------------------------

     On October 4, 2007, after review of relevant data regarding other comparable companies, the Board of Directors of Adept approved an increase in annual cash retainer paid to the director serving as Chairman of the Audit Committee of Adept to an aggregate of $12,500. Other annual compensation for non-employee directors was not revised.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

       Exhibit No.   Description
       -----------   -----------
       10.1          Fiscal 2008 Executive Payment Plan
       10.2          Summary of Executive Officer Compensation for Joachim Melis

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADEPT TECHNOLOGY, INC.



Date:  October 10, 2007                  By: /s/ Lisa M. Cummins
                                             -----------------------------------
                                         Lisa M. Cummins
                                         Vice President of Finance and Chief
                                         Financial Officer

                                Index to Exhibits


       Exhibit No.   Description
       -----------   -----------
       10.1          Fiscal 2008 Executive Payment Plan
       10.2          Summary of Executive Officer Compensation for Joachim Melis